UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

CENTRAL PLAINS BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-272636	93-2239246
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

221 South Locust Street, Grand Island, Nebraska	68801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 382-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On August 14, 2023, Central Plains Bancshares, Inc., a Maryland corporation (the “Company”), and Home Federal Savings and Loan Association of Grand Island (the “Bank”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the Bank’s pending conversion from the mutual to stock holding company (the “Conversion”).

For its marketing agent services in the subscription and community offering, KBW will receive at the closing of the stock offering a fee of 1.0% of the aggregate purchase price of the shares of common stock sold in the subscription offering, and 1.5% of the aggregate purchase price of the shares of common stock sold in the community offering. If the Company conducts a syndicated community offering, the Company will pay a fee of 6.0% of the aggregate dollar amount of common stock sold in the syndicated community offering.

In addition, KBW will receive a fee of $30,000 for conversion agent and data processing records management agent, as well as reimbursements for out-of-pocket expenses and legal expenses related to its marketing agent services and its conversion agent and records manager services.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-272636) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 14, 2023.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated August 14, 2023, by and among Central Plains Bancshares, Inc., Home Federal Savings and Loan Association of Grand Island and Keefe, Bruyette & Woods, Inc. (exhibit omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTRAL PLAINS BANCSHARES, INC.

DATE: August 15, 2023	By:	/s/ Steven D. Kunzman
Steven D. Kunzman
Chairman of the Board, President and Chief Executive Officer